24. Deferred revenue (Tables)	12 Months Ended
Dec. 31, 2019
Deferred Revenue
Schedule of liabilities related to assets held to sale

The Group received amounts from business partners on exclusivity in the intermediation of additional or extended warranty services, and the subsidiary Sendas received amounts for the rental of back lights for exhibition of products from certain suppliers at its stores.

	2019	2018

Deferred revenue in relation to sale of real estate property	10	16
Additional or extended warranties	16	19
Services rendering agreement - Allpark	9	11
Revenue from credit card operators and banks	84	44
Back lights	142	134
Gift Card	99	8
Others	31	31
	391	263

Current	365	250
Noncurrent	26	13